Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

19.  Commitments and Contingencies

Commitments: The Company has an employment agreement with its Chief Executive Officer, which expires in February 2015. The aggregate commitment for future salaries, excluding bonuses, was approximately $584,000.  Contractual salaries expense was $351,000 and $255,000 for the years ended December 31, 2012 and 2011, respectively.

Contingencies:  The Company is subject to legal proceedings and claims which arise in the ordinary course of its business and/or which are covered by insurance.  The Company believes that it has accrued adequate reserves individually and in the aggregate.  Our former outside legal counsel has brought a claim against us for $593,000, which we have included in Accrued liabilities on the Consolidated Balance Sheets.

Operating leases:  Certain premises are occupied under operating leases that expire at varying dates through 2013.  Certain of these leases provide for the payment of real estate taxes and other occupancy costs.  Future minimum lease payments due under operating leases at December 31, 2012 aggregating $217,000 are as follows: $207,000 - 2013, $10,000 – 2014, $0 – 2015 through 2017.  Rent expense was $327,000 and $290,000 for the years ended December 31, 2012 and 2011, respectively.